Acquisitions (Tables)	12 Months Ended
Dec. 31, 2017
Toshiba Medical Systems Corporation (TMSC)
Summary of Fair Values of Assets Acquired and Liabilities Assumed at Acquisition Date

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at acquisition date.

	Preliminary	Measurement Period Adjustment	Final
	(Millions of yen)
Cash and cash equivalents	25,301	—	25,301
Other current assets	169,545	(1,962)	167,583
Intangible assets	227,500	627	228,127
Other noncurrent assets	42,975	—	42,975

Total assets acquired	465,321	(1,335)	463,986

Current liabilities	199,223	(877)	198,346
Noncurrent liabilities	92,231	(1,049)	91,182

Total liabilities assumed	291,454	(1,926)	289,528

Noncontrolling interest	1,047	—	1,047

Net identifiable assets acquired	172,820	591	173,411

Goodwill	492,678	(591)	492,087

Net assets acquired	665,498	—	665,498